Exhibit 99.2
CERTIFICATION OF PERIODIC REPORT I, Robert Waters, Director and the Chief Financial Officer of 2Uonline.com, Inc., a Delaware Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the amended quarterly period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

;(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 Dated: May 21, 2003


/s/ Robert Waters
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Robert Waters
Director and Chief Financial Officer